EXHIBIT 10.3

                                ADMENDMENT NO. 3
                                     TO THE
                             DEL LABORATORIES, INC.
                             EMPLOYEES PENSION PLAN



Del Laboratories, Inc (the "Plan Sponsor") wishes to amend the Del Laboratories, Inc. Employees Pension Plan (the "Plan") (i) to freeze participation levels and benefit accruals thereunder effective April 1, 2007 and (ii) to reduce the minimum accrued benefit which may be involuntarily cashed out, in accordance with Section 657 of the Economic Growth and Tax Relief Reconciliation Act of 2001, from $5,000 to $1,000, effective March 28, 2005.

Accordingly, the Plan is hereby amended as follows:

     1. The Preamble to the Plan is hereby amended, effective April 1, 2007, by adding the following paragraph at the end thereof:

          "Effective April 1, 2007, the Plan is hereby amended to freeze the Accrued Benefits of Participants hereunder. Accordingly, on and after April 1, 2007: (i) no Employee will become eligible to participate in the Plan; and (ii) no Participant will accrue any additional benefits under the Plan. Notwithstanding the foregoing, Participants will continue to be credited with Years of Service for purposes of determining whether they qualify for (i) an Early Retirement benefit under Section 3.3 and/or (ii) a deferred pension benefit under Section 5.1".

     2. ARTICLE 2 of the Plan is hereby amended, effective April 1, 2007, by adding the following new Section 2.4 at the end thereof:

          " 2.4 EFFECT OF PLAN FREEZE. Notwithstanding anything contained herein to the contrary, no Employee shall become an Eligible Employee on or after April 1, 2007".

     3. ARTICLE 3 of the Plan is hereby amended, effective April 1, 2007, by adding the following new Section 3.13 at the end thereof:

          " 3.13 EFFECT OF PLAN FREEZE. Notwithstanding anything contained herein to the contrary, in calculating a Participant's retirement benefits hereunder, Years of Service earned on and after April 1, 2007 shall be disregarded".

     4. Section 3.9(e)(ii) of the Plan is amended, effective March 28, 2005, to read as follows:



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          "In the case of any distribution (other than an automatic cash-out of one thousand dollars ($1,000) or less) which is to commence prior to the Participant's attainment of Normal Retirement Age, the Administrator shall notify the Participant of the Participant's right to defer the commencement of the distribution until the Participant's attainment of Normal Retirement Age."



IN WITNESS WHEREOF, the Plan sponsor has caused this Amendment to be duly executed on its behalf, effective as provided above.



ATTEST/WITNESS:                            DEL LABORATORIES, INC.

By:________________________                By:____________________

Print Name:_________________               Name:  Shawn Smith

                                           Title:  Senior VP & General Counsel

                                           Date:___________________